Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 3, 2026 by and between IonQ, Inc., a Delaware corporation (“Parent”), and Fortis Advisors LLC, a Delaware limited liability company (the “Holder Representative”), solely in its capacity as the agent, representative and attorney-in-fact for and on behalf of the Holders under this Agreement who are being issued shares of Parent Common Stock pursuant to the Merger Agreement (as defined below). Notwithstanding anything in this Agreement to the contrary, all duties of the Holders herein shall be personal to such Holders and are not the responsibility of the Holder Representative, and the Holder Representative shall have no duties hereunder that are not expressly given to it by this Agreement.

RECITALS

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of October 9, 2026 (as the same may be amended from time to time, the “Merger Agreement”), by and among Parent, Espresso Acquisition Sub, Inc., a Delaware corporation and a direct or indirect wholly owned Subsidiary of Parent (“Merger Sub”), Elisity, Inc., a Delaware corporation (the “Company”), and the Holder Representative, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will cease, and the Company will continue as the surviving corporation, on the terms and subject to the conditions set forth therein (the “Merger”).

WHEREAS, as a condition and inducement to the willingness of the Company to consummate the Merger and the other transactions contemplated by the Merger Agreement, the Company has requested that Parent enter into this Agreement.

WHEREAS, in order to induce the Company and the Securityholders to consummate the Merger and the other transactions contemplated by the Merger Agreement, Parent is willing to enter into this Agreement.

NOW, THEREFORE, in consideration of the covenants and other agreements of each party contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

1.
Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. For all purposes of and under this Agreement, the following capitalized terms shall have the respective meanings below:
(a)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(b)
“Form S‑3” means a registration statement on Form S‑3 promulgated by the SEC under the Securities Act, as such form is in effect on the date hereof, or any successor or replacement form of registration statement promulgated by the SEC under the Securities Act from and after the date hereof, in any such case which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by Parent with the SEC.

(c)
“Holder” means a Securityholder to whom shares of Parent Common Stock are issued pursuant to the Merger Agreement or a transferee to whom registration rights granted under this Agreement are assigned pursuant to Section 6 hereof.
(d)
“Registrable Securities” means, for each Holder, (i) the number of shares of Parent Common Stock issued to such Holder pursuant to the Merger Agreement, which, for the avoidance of doubt, shall include shares of Parent Common Stock issued as the Earnout Amount (the “Earnout Shares”), and (ii) any Parent Common Stock or other equity securities or interests issued as a dividend or other distribution with respect to or in exchange for or in replacement of the stock referenced in clause (i) above, and for all Holders, the sum of the Registrable Securities held by them as a group; provided, however, that shares of Parent Common Stock, including Earnout Shares, held by a particular Holder shall cease to be Registrable Securities (x) after a Registration Statement with respect to the sale of such securities has been declared effective under the Securities Act and such securities have been disposed of in accordance with such Registration Statement and with Section 2 hereof or (y) at such time as such Holder is eligible to sell such securities without registration and, under Rule 144 of the Securities Act, without any limitation as to volume, manner of sale limitations or current public information requirements thereunder.
(e)
“Securities Act” means the Securities Act of 1933, as amended.
(f)
“SEC” means the United States Securities and Exchange Commission.
2.
Registration of Offers and Sales of Registrable Securities.
(a)
Subject to applicable Law, as promptly as reasonably practicable and in any event within ten (10) business days after the Closing (and with respect to the Earnout Shares, ten (10) business days after issuance), Parent shall file an automatic shelf registration statement on Form S‑3 (or any similar provisions then in force) promulgated under the Securities Act to be effective immediately upon filing (or, solely if Parent is not then eligible to file an automatic shelf registration statement on Form S‑3, a registration statement on Form S-3, or if Form S-3 is not available for purposes of registering the resale of the shares of Parent Common Stock to be issued pursuant to the Merger Agreement, then on another appropriate form) (the “Registration Statement”) registering the resale of all Registrable Securities; provided that, Parent’s obligation to include the Registrable Securities of any Holder in a Registration Statement shall be expressly conditioned upon Parent’s prior receipt of all information and materials regarding such Holder as specified in Section 7 and the taking of all action reasonably required to be taken by such Holder. In lieu of filing such Registration Statement, Parent may, in accordance with Section 10 hereof and within ten (10) business days after the Closing (or, with respect to the Earnout Shares, issuance), file a prospectus supplement (covering the resale of all Registrable Securities) which supplements a prospectus contained in an effective registration statement on Form S-3 which has already been filed by Parent.
(b)
Notwithstanding Section 2(a) or Section 2(c): (i)(A) Parent shall not be required to file a Registration Statement contemplated by Section 2(a) during any trading “blackout” period under Parent’s securities trading policies, (B) Parent shall not be required to file a Registration Statement contemplated by Section 2(a) if Parent, in its reasonable good faith judgment, has determined that the offer and sale or other disposition of Registrable Securities pursuant to a Registration Statement would require public disclosure by Parent of material nonpublic information that Parent is not otherwise obligated to disclose or that is not reasonably available, and (C) Parent shall not be deemed to have breached its obligations hereunder or under the Merger Agreement if Parent shall fail to fulfill its obligations under Section 2(a) at a time when sales of Parent Common Stock have been suspended globally under Parent’s then effective registration statements or during times when new registration statements are not permitted to be filed under SEC rules, provided, that if Parent delays the filing of a Registration Statement pursuant to this Section 2(b), it shall use commercially reasonable efforts to file such Registration Statement as soon as reasonably practicable following the lapsing or expiration of the circumstances that led Parent to delay such filing; and (ii) in the event that Parent has not received the consent of its independent registered public accounting firm or other required consents from auditors to include such firm’s audit report in a Registration Statement, then Parent shall not be required to file a Registration Statement contemplated by Section 2(a) until Parent shall have received such consents, provided, that Parent has used commercially reasonable efforts to obtain such consents.
(c)
Parent shall use its commercially reasonable efforts to: (i) to the extent that a Registration Statement is not automatically effective upon filing with the SEC, cause such Registration Statement to be declared effective as promptly as reasonably practicable after the filing thereof with the SEC (and shall request acceleration of effectiveness of such Registration Statement by the SEC no later than the end of the second (2nd) Business Day after receiving notice from the SEC that it will not review such Registration Statement or that any SEC comments have been resolved to the satisfaction of the SEC), and keep such Registration Statement effective until the earliest to occur of (A) the date on which all Registrable Securities included in such Registration Statement have been sold, (B) such time as each Holder is eligible to sell all Registrable Securities under Rule 144 of the Securities Act, without any limitation as to volume, manner of sale, or current public information requirements under applicable Law (and not limitations as to volume pursuant to Holder’s Stock Issuance Agreement), or (C) the 180-day anniversary of the date on which such Registration Statement first becomes effective (or, if Parent files a prospectus supplement in lieu thereof pursuant to Section 2(a), the date on which such prospectus supplement is filed with the SEC) (ii) prepare and file with the SEC such amendments to such Registration Statement and amendments or supplements to the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities included in such Registration Statement; (iii) furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act as each Holder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold by such Holder thereunder, but only while Parent shall be required under the provisions hereof to cause such Registration Statement to remain effective; (iv) register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, provided, however, that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified or is not otherwise subject to a general consent for service of process; and (v) notify each Holder, promptly after it shall receive notice thereof, of the date and time such Registration Statement and each post-effective amendment thereto shall have become or been declared effective, or an amendment or supplement to any prospectus forming a part of such Registration Statement shall have been filed with the SEC.
3.
Suspension of Offers and Sales of Registrable Securities under Registration Statement. At any time from and after the effective date of a Registration Statement, Parent may restrict offers and sales or other dispositions of Registrable Securities under such Registration Statement, and a Holder will not be able to offer or sell or otherwise dispose of Registrable Securities thereunder, by delivering a written notice (a “Suspension Notice”) to all Holders of Registrable Securities (such delivery shall be made to each such Holder in accordance with Section 13) stating that a delay in the offer and sale or other disposition of Registrable Securities is necessary because Parent, in its reasonable good faith judgment, has determined that the offer and sale or other disposition of Registrable Securities would require public disclosure by Parent of material nonpublic information concerning Parent, the disclosure of which at the time is not, in the good faith opinion of Parent, in the best interests of Parent; provided, however, Parent may not suspend offers and sales or other dispositions of Registrable Securities pursuant to this Section 3 for more than sixty (60) days in the aggregate in any one (1) year period. Promptly following the cessation or discontinuance of the facts and circumstances forming the basis for any Suspension Notice, Parent shall use its commercially reasonable efforts to amend such Registration Statement and/or amend or supplement the related prospectus included therein to the extent necessary, and take all other actions reasonably necessary, to allow the offer and sale or other disposition of Registrable Securities to recommence as promptly as possible, and promptly notify all Holders of Registrable Securities in writing when such offers and sales or other dispositions of Registrable Securities under such Registration Statement may recommence. Upon receipt of a Suspension Notice, Holders shall immediately suspend their use of such Registration Statement and any prospectus included therein or forming a part thereof to offer and sell or otherwise dispose of Registrable Securities, and shall not offer or sell or otherwise dispose of Registrable Securities under such Registration Statement or any prospectus included therein or forming a part thereof until receipt of a notice from Parent pursuant to the preceding sentence that offers and sales or other dispositions of Registrable Securities may recommence. Holders shall keep the fact that Parent has delivered a Suspension Notice confidential. Parent shall not be permitted to register under the Securities Act any equity securities of Parent for its own account or held by other Persons during any such suspension period. Parent shall not, without the prior written consent of a Holder, disclose to such Holder any material non-public information related to the Suspension Notice.
4.
Fees and Expenses. All of the out-of-pocket expenses incurred in connection with any registration of Registrable Securities pursuant to this Agreement, including all SEC fees, blue sky registration and filing fees, New York Stock Exchange notices and filing fees, printing fees and expenses, transfer agents’ and registrars’ fees and expenses and all fees and expenses of Parent’s outside counsel and independent accountants shall be paid by Parent. Notwithstanding anything herein to the contrary, Parent shall not be responsible for selling expenses of any Holder, including (i) underwriting discounts, (ii) selling commissions, (iii) fees, commissions and expenses of underwriters, brokers, dealer managers and similar securities industry professionals, (iv) stock transfer taxes applicable to the sale of Registrable Securities, and (v) fees and disbursements of legal counsel, financial advisors, accountants, and other professionals for any Holder, each of which shall be the responsibility of the Holders in proportion to the Registrable Securities owned by such Holders.

5.
Indemnification.
(a)
To the extent permitted by applicable Law, Parent shall indemnify and hold harmless each Holder, and each of its directors, officers, partners, members, managers and employees and other agents and representatives, and each person controlling such Holder within the meaning of Section 15 of the Securities Act (each, a “Holder Indemnified Party”), with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, from and against all losses, claims, damages, costs, expenses, and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in a Registration Statement, the prospectus forming a part thereof or included therein, any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), and any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to Parent in connection with any such registration, qualification or compliance, and Parent shall reimburse each Holder Indemnified Party for any legal and any other fees or expenses reasonably incurred by them in connection with investigating, preparing or defending any lawsuit, claim or action relating thereto; provided, however, that Parent shall not be required to indemnify, hold harmless, or otherwise be liable to any Holder Indemnified Party, in each case, to the extent, but only to the extent, that any such loss, damage, liability or expense arises out of, or is based on (i) any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished by or on behalf of such Holder Indemnified Party to Parent specifically for use therein, or (ii) the failure of such Holder Indemnified Party to comply with its covenants and agreements hereunder.
(b)
To the extent permitted by applicable Law, if Registrable Securities held by a Holder are included in the securities as to which such registration, qualification or compliance is being effected, such Holder shall, severally and not jointly, indemnify and hold harmless Parent, each of its directors, officers, employees and other agents and representatives, each person controlling Parent within the meaning of Section 15 of the Securities Act, and Parent’s legal counsel and independent accountants (each a “Parent Indemnified Party”), from and against all losses, damages and liabilities (or actions in respect thereof) arising out of, or based on, any untrue statement (or alleged untrue statement) of a material fact contained in a Registration Statement, the prospectus forming a part thereof or included therein, and any amendment or supplement thereto, incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to such Holder in connection with any such registration, qualification or compliance, and such Holder shall reimburse each Parent Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such lawsuit, claim or action relating thereto, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished by such Holder to Parent specifically for use therein; provided, however, that the total amount to be indemnified or contributed by any Holder under this Section 5 shall be limited to the net proceeds received by such Holder upon the sale of Registrable Securities pursuant to a Registration Statement, except in case of fraud or willful misconduct committed by each Holder.
(c)
Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has written notice of any lawsuit, claim or action as to which indemnity may be sought hereunder, and shall permit the Indemnifying Party to assume the defense of any such lawsuit, claim or action; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, delayed or conditioned), and the Indemnified Party may participate in such defense at such party’s expense (including by retaining its own counsel at its own expense), and, upon reasonable request, will be apprised of all progress in any proceeding the defense of which has been assumed by the Indemnifying Party to the extent permitted by applicable Law; provided, further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent, but only to the extent, that the Indemnifying Party’s ability to defend against such claim or litigation is materially and adversely impacted by the failure to give such notice. No Indemnifying Party, in the defense of any such lawsuit, claim or action shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such lawsuit, claim or action.
(d)
If the indemnification required by this Section 5 from the Indemnifying Party is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect relative fault of the Indemnified Party and Indemnifying Parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Parent and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5(d).
(e)
The obligations of Parent and each Holder under this Section 5 shall survive the permitted transfer of any Registrable Securities by any Holder, the completion of any offering and sale or other disposition of Registrable Securities in a Registration Statement filed with the

SEC pursuant to this Agreement, and the termination of this Agreement, until the expiration of any statute of limitations relating to the subject matter of this Section 5.
6.
Limitation on Assignment of Registration Rights. The rights of each Holder under this Agreement may not be assigned by a Holder to any other Person unless such a transfer of a portion or all of such Holder’s Registrable Securities is (a) if Holder is a natural person, pursuant to (i) a transfer of Registrable Securities by will or intestate succession or (ii) a trust or other estate planning entity created for the benefit of Holder or his or her family members for estate planning purposes, (b) if Holder is not a natural person, to its partners, members, stockholders or subsidiaries, or (c) with the prior written consent of Parent. Holder shall retain rights under this Agreement with respect to any Registrable Securities not transferred. Prior to a permitted transfer of rights under this Agreement, Holder must furnish Parent with written notice of the name and address of such transferee and the Registrable Securities with respect to which such registration rights are being assigned and a copy of a duly executed written instrument, in form and substance reasonably satisfactory to Parent, by which such transferee assumes all of the obligations and liabilities of its transferor hereunder and agrees itself to be bound hereby. No transfer of rights under this Agreement shall be permitted if, immediately following such transfer, the offer and sale or other disposition of Registrable Securities by the transferee is not restricted under the Securities Act.
7.
Information by Holder. Any Holder of Registrable Securities to be included in a Registration Statement shall furnish to Parent such information regarding such Holder, the Registrable Securities held by such Holder and the offer and sale or other distribution proposed by such Holder as may be required in connection with any registration, qualification or compliance contemplated by this Agreement, under applicable Law in order to permit Parent to comply with all applicable requirements of the Securities Act and the Exchange Act in connection with the registration of all Registrable Securities of such Holder under the Securities Act, and/or as Parent may reasonably request. Each Holder shall comply with the prospectus delivery requirements of the Securities Act in connection with any disposal of Registrable Securities under such Registration Statement by such Holder.
8.
Reporting. Subject to Section 2 of this Agreement, during the term of this Agreement, Parent shall use its commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act.
9.
Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.
10.
Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable Law and regulation, Parent may satisfy any obligation hereunder to file a registration statement or to have a registration statement become effective by designating a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant registration statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed registration statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders the Holders pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and Parent has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective registration statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.
11.
Rule 144 Requirements. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder to sell securities of Parent to the public without registration, Parent covenants that it will use its reasonable best efforts (a) to file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder, (b) if it is not required to file such reports, make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, and (c) take such further action as any Holder or Holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time, or (ii) any other rules or regulations now existing or hereafter adopted by the SEC.
12.
Trading Limitation. The number of shares of Parent Common Stock sold by each Holder under a Registration Statement or otherwise on any trading day shall not exceed the lesser of: (x) 10% of the average daily reported volume of trading in Parent Common Stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the five trading days preceding the date of such sale of Parent Common Stock by such Holder and (y) 10% of the Registrable Securities issued to such Holder; provided, that this restriction shall only apply to Holders who received Parent Common Stock with a value at the Closing of at least $1 million.
13.
Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be made and given in compliance with the provisions of Section 10.1 of the Merger Agreement and, if to a Holder, to such Holder’s address (including email address) set forth in the Letter of Transmittal delivered by such Holder pursuant to the Merger Agreement.
14.
Amendment of this Agreement. Subject to the provisions of applicable Law, Parent and the Holder Representative may amend this Agreement at any time pursuant to an instrument in writing signed on behalf of each of them.
15.
Governing Law. This Agreement, and all actions, Claims, matters, proceedings or counterclaims (whether based on contract, tort, or otherwise) arising out of, relating to, or in connection with this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement hereof or any Related Agreement (the “Relevant Matters”), shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 15 shall not apply to any Relevant Matter to the extent a Related Agreement selects a different governing Law, in which case, such governing Law provision in such Related Agreement shall control.
16.
Jurisdiction; Service of Process. The parties hereto irrevocably submit to the exclusive jurisdiction of the Delaware Court of Chancery or, in the event (but only in the event) that such court does not have subject matter jurisdiction over such suit, action or proceeding, of the United States District Court for the District of Delaware over any suit, action or proceeding arising out of or relating to this Agreement, the Related Agreements or the Transactions. To the fullest extent that they may effectively do so under applicable Law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the jurisdiction of any such court, any objection that they may now or hereafter have to the laying of the venue of any such legal proceeding brought in any such court and any claim that any such legal proceeding brought in any such court has been brought in an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such legal proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 10.1 of the Merger Agreement, such service to become effective ten (10) days after such mailing.
17.
Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELEVANT MATTER.
18.
Entire Agreement. This Agreement, the Related Agreements, and the documents and instruments and other agreements among the parties hereto referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter of this Agreement and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter of this Agreement, and are not intended to confer upon any other person any rights or remedies hereunder.
19.
Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

20.
Successors and Assigns. Subject to the provisions of Section 6, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.
21.
Specific Performance and Other Remedies.
(a)
The parties to this Agreement agree that, in the event of any breach or threatened breach by Parent, any Holder or the Holder Representative of any covenant, obligation or other agreement set forth in this Agreement, (i) each party shall be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it), to an Order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other agreement and an injunction preventing or restraining such breach or threatened breach, and (ii) no party hereto shall be required to provide or post any bond or other security or collateral in connection with any such Order or injunction or in connection with any related action or legal proceeding.
(b)
Any and all remedies herein expressly conferred herein upon a party hereto shall be deemed to be cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or in equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.
(c)
The Holders are express third-party beneficiaries of this Agreement, and each Holder shall have the right to enforce this Agreement as to Parent directly to the extent it may deem such enforcement necessary or advisable to protect such Holder’s rights or the rights of the Holders hereunder.
22.
Rules of Construction. The parties hereto have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waive, with respect to this Agreement, each Schedule and each Exhibit attached hereto, the application of any Law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.
23.
Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in PDF format shall be sufficient to bind the parties to the terms and conditions of this Agreement.
24.
Termination. This Agreement shall terminate and cease to be of any force and effect upon the earliest of (i) termination of the Merger Agreement, (ii) at such time as each Holder is eligible to sell all Registrable Securities under Rule 144 of the Securities Act, without any limitation as to volume, manner of sale, or current public information requirements under applicable Law and no limitations as to volume set forth in Section 12 of this Agreement and (iii) one (1) year after the later of the Closing or the issuance of the Earnout Shares. For clarity, the obligations under Section 5, Section 11, and Sections 13 through this Section 24 will survive any termination of this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

PARENT:

IONQ, INC.

By: /s/ Tyler Rosenbaum

Name: Tyler Rosenbaum

Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

HOLDER REPRESENTATIVE:

FORTIS ADVISORS LLC

By: /s/ Ryan Simkin

Name: Ryan Simkin

Title: Managing Director

[Signature Page to Registration Rights Agreement]